Investment properties (Tables)	12 Months Ended
Dec. 31, 2025
Information
Summary of increase (decrease) in fair value

	31 December	31 December
Cost	2025	2024
Opening balance	2,246,125	2,246,125
Transfer from property, plant and equipment	—	—
Closing balance	2,246,125	2,246,125

Accumulated depreciation
Opening balance	(2,000,919)	(1,977,083)
Depreciation and impairment charges during the year	(22,583)	(23,836)
Closing balance	(2,023,502)	(2,000,919)

Net book value	222,623	245,206